EXHIBIT 99.2

Ceridian Corporation
3311 East Old Shakopee Road
Minneapolis, Minnesota 55425-1640

Ceridian Corporation and Subsidiaries

Supplementary Schedules Referenced in December 15, 2004 Press Release

As referenced in the December 15, 2004 press release of Ceridian Corporation, the attached supplementary schedules contain restated historical earnings results for the past ten quarters along with restated business segment information.

Ceridian Corporation and Subsidiaries
Schedule D

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
As Reported
(In millions, except for per share amounts)

	2002					2003					2004	2004
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2
Revenue	$302.1	$291.9	$288.6	$308.4	$1,191.0	$314.1	$299.5	$303.9	$335.7	$1,253.2	$326.5	$327.0
Costs and Expenses
Cost of Revenue	139.2	139.7	136.5	145.7	561.1	142.4	143.8	142.7	151.7	580.6	151.6	151.2
Selling, general and administrative	106.0	97.4	92.3	93.7	389.4	111.6	97.6	100.1	106.1	415.4	121.5	121.8
Research and development	15.3	14.4	15.1	14.5	59.3	16.3	16.8	15.9	15.7	64.7	16.6	20.5
Other expense (income)	9.8	(0.1)	9.7	14.9	34.3	(0.4)	0.2	(1.1)	(1.2)	(2.5)	(1.3)	(3.1)
Interest income	(0.3)	(0.6)	(0.6)	(0.6)	(2.1)	(0.5)	(0.5)	(0.5)	(0.5)	(2.0)	(0.5)	(0.5)
Interest expense	1.9	1.9	1.5	1.3	6.6	1.2	1.2	1.3	1.1	4.8	1.2	0.9
Total costs and expenses	271.9	252.7	254.5	269.5	1,048.6	270.6	259.1	258.4	272.9	1,061.0	289.1	290.8
Earnings before income taxes	30.2	39.2	34.1	38.9	142.4	43.5	40.4	45.5	62.8	192.2	37.4	36.2
Income tax provision	10.8	14.1	12.3	13.1	50.3	15.4	14.4	16.2	21.4	67.4	13.1	12.5
Earnings from continuing operations	$19.4	$25.1	$21.8	$25.8	$92.1	$28.1	$26.0	$29.3	$41.4	$124.8	$24.3	$23.7
Diluted earnings per share	$0.13	$0.16	$0.15	$0.17	$0.61	$0.19	$0.17	$0.19	$0.27	$0.83	$0.16	$0.15
Shares	150.9	153.7	149.9	148.9	150.6	148.9	149.3	151.8	154.3	151.1	153.1	153.4

Ceridian Corporation and Subsidiaries
Schedule E

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Adjustments
(In millions, except for per share amounts)

	2002					2003					2004	2004
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2
Revenue	$0.5	$(0.6)	$(0.6)	$(3.2)	$(3.9)	$(0.1)	$(0.9)	$(1.9)	$(2.7)	$(5.6)	$(3.4)	$(0.9)
Costs and Expenses
Cost of Revenue	17.3	15.8	17.0	18.2	68.3	21.8	24.4	22.6	21.6	90.4	20.4	23.2
Selling, general and administrative	(8.2)	(7.7)	(7.8)	(6.8)	(30.5)	(11.3)	(8.7)	(11.8)	(6.9)	(38.7)	(11.5)	(13.0)
Research and development	(7.6)	(6.0)	(6.8)	(6.8)	(27.2)	(10.0)	(9.0)	(8.1)	(7.1)	(34.2)	(8.9)	(10.5)
Other expense (income)	—	0.7	—	(0.1)	0.6	—	—	—	—	—	2.5	0.2
Interest income	—	—	—	—	—	—	—	—	—	—	—	—
Interest expense	—	(0.2)	(0.1)	—	(0.3)	—	(0.1)	—	(0.1)	(0.2)	(0.1)	—
Total costs and expenses	1.5	2.6	2.3	4.5	10.9	0.5	6.6	2.7	7.5	17.3	2.4	(0.1)
Earnings before income taxes	(1.0)	(3.2)	(2.9)	(7.7)	(14.8)	(0.6)	(7.5)	(4.6)	(10.2)	(22.9)	(5.8)	(0.8)
Income tax provision	(0.3)	(1.2)	(1.1)	(2.7)	(5.3)	(0.2)	(3.0)	(1.3)	(3.7)	(8.2)	(2.0)	(0.1)
Earnings from continuing operations	$(0.7)	$(2.0)	$(1.8)	$(5.0)	$(9.5)	$(0.4)	$(4.5)	$(3.3)	$(6.5)	$(14.7)	$(3.8)	$(0.7)
Diluted earnings per share	$—	$(0.01)	$(0.02)	$(0.03)	$(0.06)	$—	$(0.03)	$(0.02)	$(0.04)	$(0.10)	$(0.02)	$—
Change in diluted shares	(1.5)	(2.0)	(0.5)	(0.2)	(1.0)	(0.2)	(0.5)	(1.2)	(1.7)	(0.9)	(1.4)	(1.8)
Summary by operating segment
HRS	$(1.4)	$(3.2)	$(2.9)	$(6.7)	$(14.2)	$(1.4)	$(7.5)	$(4.6)	$(9.2)	$(22.7)	$(5.8)	$(0.8)
Comdata	0.4	—	—	(1.0)	(0.6)	0.8	—	—	(1.0)	(0.2)	—	—
Other	—	—	—	—	—	—	—	—	—	—	—	—
Total earnings before income taxes	$(1.0)	$(3.2)	$(2.9)	$(7.7)	$(14.8)	$(0.6)	$(7.5)	$(4.6)	$(10.2)	$(22.9)	$(5.8)	$(0.8)

Ceridian Corporation and Subsidiaries
Schedule F

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
Restated
(In millions, except for per share amounts)

	2002					2003					2004	2004
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Q1	Q2
Revenue	$302.6	$291.3	$288.0	$305.2	$1,187.1	$314.0	$298.6	$302.0	$333.0	$1,247.6	$323.1	$326.1
Costs and Expenses
Cost of Revenue	156.5	155.5	153.5	163.9	629.4	164.2	168.2	165.3	173.3	671.0	172.0	174.4
Selling, general and administrative	97.8	89.7	84.5	86.9	358.9	100.3	88.9	88.3	99.2	376.7	110.0	108.8
Research and development	7.7	8.4	8.3	7.7	32.1	6.3	7.8	7.8	8.6	30.5	7.7	10.0
Other expense (income)	9.8	0.6	9.7	14.8	34.9	(0.4)	0.2	(1.1)	(1.2)	(2.5)	1.2	(2.9)
Interest income	(0.3)	(0.6)	(0.6)	(0.6)	(2.1)	(0.5)	(0.5)	(0.5)	(0.5)	(2.0)	(0.5)	(0.5)
Interest expense	1.9	1.7	1.4	1.3	6.3	1.2	1.1	1.3	1.0	4.6	1.1	0.9
Total costs and expenses	273.4	255.3	256.8	274.0	1,059.5	271.1	265.7	261.1	280.4	1,078.3	291.5	290.7
Earnings before income taxes	29.2	36.0	31.2	31.2	127.6	42.9	32.9	40.9	52.6	169.3	31.6	35.4
Income tax provision	10.5	12.9	11.2	10.4	45.0	15.2	11.4	14.9	17.7	59.2	11.1	12.4
Earnings from continuing operations	$18.7	$23.1	$20.0	$20.8	$82.6	$27.7	$21.5	$26.0	$34.9	$110.1	$20.5	$23.0
Diluted earnings per share	$0.13	$0.15	$0.13	$0.14	$0.55	$0.19	$0.14	$0.17	$0.23	$0.73	$0.14	$0.15
Shares	149.4	151.7	149.4	148.7	149.6	148.7	148.8	150.6	152.6	150.2	151.7	151.6
Revenue by operating segment
HRS	$226.3	$207.7	$212.6	$227.5	$874.1	$234.7	$219.5	$222.3	$252.2	$928.7	$241.6	$237.2
Comdata	76.3	83.6	75.4	77.7	313.0	79.3	79.1	79.7	80.8	318.9	81.5	88.9
Total Revenue	$302.6	$291.3	$288.0	$305.2	$1,187.1	$314.0	$298.6	$302.0	$333.0	$1,247.6	$323.1	$326.1
Earnings before interest and taxes by operating segment
HRS	$5.6	$10.5	$13.0	$7.0	$36.1	$18.7	$7.1	$14.2	$27.4	$67.4	$5.4	$7.1
Comdata	21.1	26.6	19.0	24.9	91.6	24.9	26.4	27.5	25.7	104.5	26.8	28.7
Other	4.1	—	—	—	4.1	—	—	—	—	—	—	—
Total earnings before interest and taxes	30.8	37.1	32.0	31.9	131.8	43.6	33.5	41.7	53.1	171.9	32.2	35.8
Interest, net	(1.6)	(1.1)	(0.8)	(0.7)	(4.2)	(0.7)	(0.6)	(0.8)	(0.5)	(2.6)	(0.6)	(0.4)
Earnings before income taxes	$29.2	$36.0	$31.2	$31.2	$127.6	$42.9	$32.9	$40.9	$52.6	$169.3	$31.6	$35.4